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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2000


                              U.S. CAN CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-13678                  06-1094196
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


           900 Commerce Drive
           Oak Brook, Illinois                                     60523
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (630) 571-2500


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.  OTHER EVENTS.

         On September 21, 2000, the Registrant issued the attached press release.

Item 7.  EXHIBITS

99       Text of Press Release, dated September 21, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 21, 2000                      U.S. CAN CORPORATION


                                               By: /s/ JOHN L. WORKMAN
                                                   -----------------------------
                                                   John L. Workman
                                                   Executive Vice President and
                                                   Chief Financial Officer